Exhibit 99.1

Endo Pharmaceuticals CIBC Annual Biotechnology & Specialty Pharmaceuticals Conference Delivering Results

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001 and in Endo's Registration Statement on Form S-3 filed with the SEC on July 1, 2003. Readers should evaluate any statement in light of these important factors.

Endo Profile Fully integrated specialty pharma company with market leadership in pain management Established portfolio of branded products including Lidoderm(r) and Percocet(r) Substantial pipeline, with nine mid- to late-stage products: Three NDAs currently under FDA review Solid financial position Strong cash flow Debt-free Experienced and incentivized management team Delivering Results

Endo Profile Leveraging our pain management expertise to grow the business and expand into complementary areas Net sales: 40% CAGR 1998-2003 Developing and commercializing products: Lidoderm(r) sales up 114% in 2003 Additional patent-protected products under development Delivering Results

"Pain is an unpleasant sensory and emotional experience associated with actual or potential tissue damage or described in terms of such damage." IASP Definition of Pain 4 Delivering Results

Acute vs. Chronic Pain Characteristic Acute Pain Chronic Pain Cause Generally known Often unknown Duration of pain Short, Persists after well-characterized healing, ?3 mo Treatment Underlying disease Underlying disease approach and pain disorder 5 Delivering Results

Mixed Type Caused by a combination of both primary injury or secondary effects Nociceptive Pain Caused by activity in neural pathways in response to potentially tissue-damaging stimuli Neuropathic Pain Initiated or caused by primary lesion or dysfunction in the nervous system Postoperative pain Mechanical low back pain Sickle cell crisis Arthritis Postherpetic neuralgia Neuropathic low back pain CRPS* Sports/exercise injuries Central post-stroke pain Trigeminal neuralgia Distal polyneuropathy (eg, diabetic, HIV) Delivering Results

Physical Functioning Ability to perform activities of daily living Sleep disturbances Social Consequences Relationships with family and friends Intimacy/sexual activity Social isolation Effects of Chronic Pain on the Patient Psychological Morbidity Depression Anxiety Anger Loss of self-esteem Societal Consequences Healthcare costs Disability Lost workdays 6 Delivering Results

Lead Products – Lidoderm® and Percocet®


Lidoderm


Percocet
(oxycodone HCl and
acetaminophen tablets, USP)
7.5 mg/325 mg
ENDO

Delivering Results

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Lidoderm(r) (lidocaine 5%) Patented topical patch launched in 1999 Orphan Drug status through March 2006; covered by certain patents through 2015 First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia (PHN), a form of neuropathic pain Provides analgesia directly to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves Delivering Results

Post-Herpetic Neuralgia The neuropathic pain of PHN can occur as a result of Herpes Zoster ("shingles"), which afflicts ~ one million patients in the U.S. annually Approximately 70% experience some acute or chronic (PHN) pain Patients often describe the pain as "burning", "stabbing", or "aching" PHN occurs in about 20% of shingles patients (damages peripheral nerve fibers) The incidence rises to about 70% in the elderly (>70 years of age) Delivering Results

Lidoderm(r) Mechanism of Action Lidoderm(r) penetrates the dermis to deliver direct analgesia to affected nerves Easy and convenient to use -- patches applied to painful area for 12-hour once daily dosing, up to 3 patches Lidoderm(r) is effective and safe used alone or in combination; no added systemic side effects Delivering Results

Topical (e.g. Lidoderm(r)) vs. Transdermal Delivery Systems (e.g. Duragesic(r)) Characteristic Topical Transdermal Site of Activity Local peripheral tissue Systemic Serum Level Insignificant Necessary Systemic Side Effects Unlikely Likely Placement Directly over painful site Arbitrary Delivering Results

Lidoderm(r) Prescriptions '01 - '04 CAGR 91% Note: Data represents total prescriptions Source: IMS NPA, 12/03 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 68 81 96 119 139 170 200 243 272 330 382 434 Quarter Ended 475 500 400 300 200 100 0 Delivering Results

2001 2002 2003 2004 (a) (in millions) 41 83 178 300 '01 - '03 CAGR 108% (a) Company guidance Lidoderm(r) Net Sales (in millions) Delivering Results

Source: IMS NDTI, MAT 9/03 Lidoderm(r) Future Growth Drivers 2003 Other Neuropathies 0.91 Peripheral Neuropathies 0.186 Diabetic Neuropathy 0.177 Trigeminal Neuralgia 0.163 PHN 0.09 Carpal Tunnel Syndrome 0.019 Other Neuropathies: Peripheral Diabetic Trigeminal PHN Goal is to explore possible utility in other neuropathic and chronic pain segments Goal is to explore possible utility in other neuropathic and chronic pain segments Neuropathic Pain Market in 2003(1) Source: IMS NDTI, full year 2003 Delivering Results

Pipeline Summary

Filed	Status
Oxymorphone ER (1)	Approvable Letter Received
Oxymorphone IR	Approvable Letter Received
DepoMorphine™ (2)	NDA under Review
Oxycodone ER (generic) (3)	Final Approval on 3 Strengths
Transdermal fentanyl patch (generic) (2)	ANDA under Review
In Development	
Propofol IDD-D™ (2)	
CHRONOGESIC™ (2)	
Lidoderm® (other indications)	
LidoPAIN® BP (2)	
Other	

(1) Co-developed
(2) Licensed marketing rights
(3) Subject to litigation; Purdue has appealed favorable court decision received Jan. 2004. 10mg, 20mg and 40mg received final approval March 2004. Final approval on 80mg subject to the expiration of Teva's exclusivity period.

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Oral oxymorphone hydrochloride in extended (ER) and immediate (IR) release formulations Intended to treat moderate-to-severe pain IR a complementary treatment to ER for breakthrough pain Market Need Addressed: Will compete in $3.6 billion strong opioid market We believe that it will provide equivalent analgesia with only half the milligram dosage of OxyContin (oxycodone ER) Possible twice-daily dosing Status / Upcoming Milestones: FDA "Approvable Letters" received 10/03 Plan to meet with FDA again in Q204 Oxymorphone ER / IR Description / Indications: Delivering Results

Oxymorphone Pharmacology Overview Pure opioid agonist - binds mostly to µ-receptors Typical opioid pharmacology including analgesia Oxymorphone is approximately: Two times more active than hydromorphone Five times more active than oxycodone > 10 times more active than morphine Extensive toxicology program - typical opioid Delivering Results

Extensive program in approximately 2,500 subjects, including 12 Phase II/III studies Oxymorphone ER / IR Clinical Trials Oxycodone IR and Placebo Post Surgical Pain Oxycodone IR and Placebo Post Surgical Pain Oxycodone CR Cancer Pain --- Morphine Sulfate ER Cancer Pain Morphine Sulfate ER, Oxycodone CR Cancer Pain Placebo Osteoarthritis Pain Oxycodone CR and Placebo Chronic Low Back Pain Oxycodone CR and Placebo Osteoarthritis Pain Placebo Post Surgical Pain Primary Outcome p < 0.05 Comparator Indication Delivering Results

Oxymorphone ER Efficacy Conclusions Oxymorphone ER >10 mg q12h appears to be effective treatment for moderate-to-severe chronic pain A single dose of oxymorphone ER has a duration of action of at least 12 hours Equianalgesic dose ratios are calculated to be 1.2-2 to 1 for oxycodone CR to oxymorphone ER and 1.8-2.8 to 1 for morphine ER to oxymorphone ER Note: Oxymorphone ER has not been approved by FDA. The safety and efficacy of Oxymorphone ER have not been established by FDA. Delivering Results

Encapsulated morphine sulfate Epidural injection with sustained release delivery For surgical pain; administered prior to surgery Six million major surgeries annually in the U.S. NDA accepted for substantive review 09/03 First "Action Letter" expected mid-2004 Market Need Addressed: Status / Upcoming Milestones: DepoMorphine? MTM Description / Indication: 48 hours of post-surgical pain relief with a single injection No need for in-dwelling catheter - can be used in patients on LMWH Greater patient satisfaction w/post-op pain control - eliminates/reduces PCA Pharmacoeconomic advantages Delivering Results

DepoMorphine? TM DepoFoam? Technology Discrete chambers filled with morphine solution in a lipid matrix 20 micron Delivering Results

DepoMorphine? Benefits Easy to use Better pain management High patient satisfaction Better pharmacoeconomics Avoid need for in-dwelling epidural catheter growing use of post-op anticoagulants (LMWH) Delivering Results

DepoMorphine? - Clinical Trials Dose-response slope (based on total fentanyl used over 48 hours post-dose) Lower Abdominal Total fentanyl used for 48 hours post-dose Hip Arthroplasty --- Recalled pain intensity (VAS) through 48 hours post-dose Knee Arthroplasty Total opioid medication used (IV morphine equivalents) for 48 hours Caesarean Section Primary Outcome p < 0.05 Primary Endpoint Clinical Study Clinical program in over 900 subjects, including four double-blind controlled studies Delivering Results

DepoMorphine? Summary Sustained analgesia for 48 hours Similar results obtained in various surgical models Well tolerated Safety profile typical for epidural opioid agent: Pruritus, nausea, vomiting, somnolence, hypoxia, hypoventilation, constipation, urinary retention No unexpected safety issues High patient satisfaction Note: DepoMorphineTM has not been approved by FDA. The safety and efficacy of DepoMorphineTM have not been established by FDA. Delivering Results

Early-Stage Development CHRONOGESIC(tm) Opioid-Abuse Deterrents CB2 Agonists Delivering Results

CHRONOGESIC(tm) Implantable Sufentanil Continuous Infusion 1 DUROS(r) = Duragesic(r) Patches 33 Patches MS Contin(r) 200 Pills Infusion Pump + Ampule Delivering Results

WAX Collegium OAD Formulation lipophilic salt Opioid salt dissolved in wax matrix in wax matrix in wax matrix Delivering Results

CB2 (Cannabinoid) Analgesia CB2 Receptors found on peripheral immune cells Affect release of inflammatory mediators May explain efficacy in inflammatory and neuropathic pain Efficacy in nociceptive pain not understood Putative Characteristics Analgesic potency ^ morphine Longer duration of action than morphine Efficacious in broad spectrum of pain models Delivering Results

Summary Leader in rapidly growing pain management market Strong portfolio of established products Substantial pipeline of branded, patent-protected products Solid financial condition, with significant cash flow and no debt Proven, experienced management team Delivering Results

Endo Pharmaceuticals Nasdaq: ENDP Delivering Results